Exhibit 10.3

THIRD AMENDMENT

TO

PURCHASE AND SALE AGREEMENT

THIS THIRD AMENDMENT, dated as of November 10, 2005 (the “Amendment”), to the PURCHASE AND SALE AGREEMENT, dated as of December 21, 2001 (the “Agreement”), is among PerkinElmer, Inc. (“PKI”), a Massachusetts corporation, PerkinElmer Holdings, Inc., a Massachusetts corporation, PerkinElmer LAS, Inc. (formerly known as PerkinElmer Life Sciences, Inc.), a Delaware corporation, PerkinElmer Optoelectronics NC, Inc., a Delaware corporation, PerkinElmer Optoelectronics SC, Inc., a Delaware corporation, and PerkinElmer Canada, Inc., a Canada corporation, Applied Surface Technology, Inc., a California corporation (“Applied Surface”) and PerkinElmer Automotive Research, Inc., a Texas corporation (“Automotive Research”) (each an “Originator” and collectively, the “Originators”), PerkinElmer Receivables Company, a Delaware corporation (“Buyer”).

WITNESSETH

WHEREAS, the Originators and the Buyer have previously entered into the Agreement pursuant to which the Originators agreed to sell to Buyer, and Buyer agreed to buy from each of the Originators, all of the Receivables, all Related Security and all proceeds thereof generated by each such Originator;

WHEREAS, pursuant to a certain Receivables Sale Agreement, dated as of December 21, 2001, among the Buyer, PerkinElmer, Inc., Windmill Funding Corporation and ABN AMRO Bank N.V. as agent for the Purchasers (the “Agent”) the Buyer has sold an interest in the Receivables and assigned and granted a security interest in all of Buyer’s right, title and interest in and to the Agreement, including, without limitation, interests in the Receivables sold to Buyer pursuant thereto;

WHEREAS, the operations of the Exiting Originators (as defined below) and certain operations of PKI are being sold to third parties and, under such circumstances, the Buyer has elected, in its sole discretion, to consent and agree to the reconveyance and sale of the Receivables in connection therewith;

WHEREAS, the parties hereto desire to terminate Applied Surface and Automotive Research, Inc. as Originators under the Agreement (the “Exiting Originators”);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1. Defined Terms. Unless otherwise amended by the terms of this Amendment, terms used in this Amendment shall have the meanings assigned in the Agreement.

Section 2. Amendments to Agreement. (a) Buyer hereby reconveys, for adequate consideration, the receipt of which is acknowledged (including the cancellation of the Subordinated Note payable to each of the Exiting Originators), without representation, warranty or recourse to the Existing Originators all of its right, title and interest in and to all Receivables originated by each of the Exiting Originators. The Buyer hereby also reconveys, with adequate consideration, without representation, warranty or recourse to PKI all of its right, title and interest in and to all Receivables originated out of PKI’s offices located in: Phelps, New York; Beltsville, Maryland; Warwick, Rhode Island; Daytona, Florida; and San Carlos, California. As contemplated by Section 6.1 of the Agreement, each of the parties hereto agrees that effective as of the date hereof, (i) PKI shall no longer sell, transfer, assign, set over or otherwise convey, and shall have no further obligation to sell, transfer, assign, set over or otherwise convey, to Buyer any Receivables and other Related Security originated by PKI out of PKI’s offices located in: Phelps, New York; Beltsville, Maryland; Warwick, Rhode Island; Daytona, Florida; and San

Carlos, California, (ii) each of the Exiting Originators shall no longer sell, transfer, assign, set over or otherwise convey, and shall have no further obligation to sell, transfer, assign, set over or otherwise convey, to Buyer any Receivables and other Related Security originated by the Exiting Originators and (iii) any reference to the term “Originator” in the Agreement shall no longer include Applied Surface and Automotive Research, Inc. Each of the parties hereto hereby agrees to waive the written notice requirements set forth in Section 6.1 of the Agreement. The parties hereto acknowledge and agree that that neither the Exiting Originators nor PKI have any right or entitlement to demand the reconveyance of the Receivables and that the Receivables are being reconveyed with the consent of the Buyer, the Agent and the Purchaser, in their sole discretion.

(b) Each of the parties hereto also agrees that from time to time, at the expense of the requesting party, it will promptly, upon reasonable request and at the expense of the requesting party, execute and deliver all further instruments and documents, and take all further action, in order to implement the terms of this Amendment including, with limitation:

(i) executing and filing such UCC termination statements, and such other instruments or notices, the Exiting Originators may reasonably determine to be necessary or appropriate, and

(ii) notifying the Lockbox Banks with respect to Lockboxes and Lockbox Accounts to which the Receivables and the Related Security originated by each of the Exiting Originators are remitted of purchase described herein, and

(iii) cancellation of the Subordinated Notes payable to each of the Exiting Originators.

Section 3. Effectiveness of Agreement. Except as expressly amended by the terms of this Amendment, all terms and conditions of the Agreement, as amended, shall remain in full force and effect.

Section 4. Execution in Counterparts, Effectiveness. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed an original and all of which shall constitute together but one and the same instrument.

Section 5. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Illinois, without reference to conflict of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of Illinois.

[Signatures Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

PERKINELMER, INC., as Originator and Initial Collection Agent

By	/S/ JOHN L. HEALY

Name:	John L. Healy

Title:	Assistant Secretary

PERKINELMER HOLDINGS, INC., as Originator

By	/S/ JOHN L. HEALY

Name:	John L. Healy

Title:	Secretary

PERKINELMER LAS, INC., as Originator

By	/S/ JOHN L. HEALY

Name:	John L. Healy

Title:	Secretary

PERKINELMER OPTOELECTRONICS NC, INC., as Originator

By	/S/ JOHN L. HEALY

Name:	John L. Healy

Title:	Secretary

PERKINELMER OPTOELECTRONICS SC, INC., as Originator

By	/S/ JOHN L. HEALY

Name:	John L. Healy

Title:	Secretary

PERKINELMER CANADA, INC., as Originator

By	/S/ JOHN L. HEALY

Name:	John L. Healy

Title:	Secretary

APPLIED SURFACE TECHNOLOGY, INC., as Originator

By	/S/ JOHN L. HEALY

Name:	John L. Healy

Title:	Secretary

Signature Page to

Third Amendment to Purchase and Sale Agreement

PERKINELMER AUTOMOTIVE RESEARCH, INC., as Originator

By	/S/ JOHN L. HEALY

Name:	John L. Healy

Title:	Secretary

PERKINELMER RECEIVABLES COMPANY, as Buyer

By	/S/ STEVEN DELAHUNT

Name:	Steven Delahunt

Title:	Assistant Treasurer

CONSENTED AND AGREED TO:

ABN AMRO BANK N.V., as Agent

By	/S/ THERESE GREMLEY

Name:	Therese Gremley

Title:	Vice President

By	/S/ MICHAEL MCINTYRE

Name:	Michael McIntyre

Title:	Vice President

WINDMILL FUNDING CORPORATION

By	/S/ BERNARD J. ANGELO

Name:	Bernard J. Angelo

Title:	Vice President

Signature Page to

Third Amendment to Purchase and Sale Agreement